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                                                                   EXHIBIT 10.16

                                                                  9 October 2003

The Directors
NET 1 APPLIED TECHNOLOGY HOLDINGS LIMITED
4th Floor - President Place
Corner Jan Smuts & Bolton Road
Rosebank
Johannesburg
2196

Attention: Mr Herman Kotze

Dear Sirs

ADDENDUM TO "FACILITY LETTER" DATED 24 APRIL 2003 - APPROVAL OF INCREASED BRIDGING LOAN FACILITIES

Further to recent discussions between Nedbank Limited ("Nedbank") and Net 1 Applied Technology Holdings Limited, Nedbank is pleased to advise the approval of the following increased limits to Net 1 Applied Technology Holdings Limited, Net 1 Support Services (Proprietary) Limited, Cash Paymaster Services (Proprietary) Limited, Net 1 Southern Africa (Proprietary) Limited, Net 1 Investment Holdings (Proprietary) Limited, Cash Paymaster Services KwaZulu-Natal (Proprietary) Limited, Cash Paymaster Services Eastern Cape (Proprietary) Limited and Net 1 Solutions (Proprietary) Limited (collectively referred to as "the Borrower" or, if the context is appropriate, any one or more of them), replacing clauses 3 and 4 of the facility letter dated 24 April 2003 and any addendum thereto.

Words and phrases used in this letter bear the same meaning as assigned to them in the Facility Letter, unless the context of this letter otherwise dictates, and to the extent that there are any inconsistencies between the Facility Letter and this letter, this letter shall prevail.

3. CASH PAYMASTER SERVICES (KWAZULU-NATAL) (PROPRIETARY) LIMITED ("Cash Paymaster KwaZulu-Natal").

      Amount     R250 000 000,00 (two hundred and fifty million rand).

      Purpose:

                 3.1 The financing of social grant payments made through Cash Paymaster (KwaZulu Natal) up to an amount of R215 000 000,00 (two hundred and fifteen million rand).

                 3.2 The financing of social grant payments made through the South African Post Office on behalf of Cash Paymaster (KwaZulu Natal) up to an amount of R35 000 000,00 (thirty five million rand).

      Facility:  BRIDGING LOAN FACILITY

NEDBANK LIMITED REG NO 1951/000009/06
Directors: CF Liebenberg (Chairman) WAM Clewlow (Deputy Chairman) Prof MM Katz (Vice-chairman) RCM Laubscher (Chief Executive) TA Boardman* Dr IJ Botha* BJS Hore* SG Morris* DGS Muller* ML Ndlovu* AA Routledge* CJW Ball RG Cottrell BE Davison N Dennis+ Prof B Figaji MJ Levett JB Magwaza ME Mkwanazi PF Nhleko TH Nyasulu JVF Roberts+ (*EXECUTIVE +BRITISH) Company Secretary: WJ Kruger 29.07.03

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                        A fluctuating bridging loan facility of an amount of up
                        to R250 000 000,00 (two hundred and fifty million rand), the terms and conditions of which are more fully set out in separate agreements entered into between Cash Paymaster KwaZulu-Natal and Nedbank dated 19 October 2000 together with any amendments from time to time.

4. CASH PAYMASTER SERVICES (EASTERN CAPE) (PROPRIETARY) LIMITED ("Cash Paymaster Eastern Cape").

      Amount:           R270 000 000,00 (two hundred and seventy million rand).

      Purpose: The financing of social grant payments made through Cash Paymaster (Eastern Cape) up to an amount of R270 000 000,00 (two hundred and seventy million rand).

      Facility:         BRIDGING LOAN FACILITY

                        A fluctuating bridging loan facility of an amount of up to R270 000 000,00 (two hundred and seventy million rand), the terms and conditions of which are more fully set out in separate agreements entered into between Cash Paymaster Eastern Cape and Nedbank dated 13 January 2003 together with any amendments from time to time.

All other facilities terms and conditions remain unchanged.

Should any aspect of this letter require clarification, please contact Andre van Rooyen on 011 294-3163.

If the terms of this letter are acceptable to the Borrower, kindly have an authorised official of the Borrower sign the attached duplicate original of this letter and return it to Nedbank, together with a resolution of the board of directors of the Borrower authorising the signing official to accept the facility on behalf of the Borrower.

Yours faithfully

________________________        _____________________       ____________________
GG PAYNE                        S BETZ                      A J VAN ROOYEN
ASSISTANT GENERAL               SENIOR MANAGER              CORPORATE BANKER
MANAGER                         CORPORATE &
CORPORATE &                     INTERNATIONAL CREDIT
INTERNATIONAL CREDIT

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ACCEPTED THIS ___________DAY OF _____________________ 2003.

_________________________________________________
For and on behalf of:
NET 1 APPLIED TECHNOLOGY HOLDINGS LIMITED
(who hereby warrants his authority)

ACCEPTED THIS ___________DAY OF _____________________ 2003.

_________________________________________________
For and on behalf of:
NET 1 SUPPORT SERVICES (PROPRIETARY) LIMITED
(who hereby warrants his authority)

ACCEPTED THIS ___________DAY OF _____________________ 2003.

_________________________________________________
For and on behalf of:
NET 1 SOUTHERN AFRICA (PROPRIETARY) LIMITED
(who hereby warrants his authority)

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ACCEPTED THIS ___________DAY OF _____________________ 2003.

_________________________________________________
For and on behalf of:
CASH PAYMASTER SERVICES (PROPRIETARY) LIMITED
(who hereby warrants his authority)

ACCEPTED THIS ___________DAY OF _____________________ 2003.

_________________________________________________
For and on behalf of:
CASH PAYMASTER SERVICES (KWAZULU-NATAL)
(PROPRIETARY) LIMITED
(who hereby warrants his authority)

ACCEPTED THIS ___________DAY OF _____________________ 2003.

_________________________________________________
For and on behalf of:
NET 1 INVESTMENT HOLDINGS (PROPRIETARY) LIMITED
(who hereby warrants his authority)

ACCEPTED THIS ___________DAY OF _____________________ 2003.

_________________________________________________
For and on behalf of:
CASH PAYMASTER SERVICES EASTERN CAPE
(PROPRIETARY) LIMITED
(who hereby warrants his authority)

ACCEPTED THIS ___________DAY OF _____________________ 2003.

_________________________________________________
For and on behalf of:
NET 1 SOLUTIONS (PROPRIETARY) LIMITED
(who hereby warrants his authority)

EXTRACT FROM THE MINUTES OF A MEETING OF THE DIRECTORS OF NET 1 SOLUTIONS, (PROPRIETARY) LIMITED ("THE COMPANY") HELD AT ____________________________ ON
____________________________

Resolved:-

1. that the company accept the increased offer of banking facilities from Nedbank Limited ("Nedbank") on the terms and conditions set out in its letter to the company dated _______________;

2.    that _______________________________________ in his capacity as
      _______________________________________ be and he is authorised to sign the aforesaid letter and return it to Nedbank / that the actions of _______________________________________ in signing the aforesaid letter be and they are hereby ratified.*

*Delete whichever is inapplicable.

                                                  Certified a true copy

                                                  ______________________________
                                                  COMPANY SECRETARY/DIRECTOR

EXTRACT FROM THE MINUTES OF A MEETING OF THE DIRECTORS OF NET 1 SOLUTIONS, (PROPRIETARY) LIMITED ("THE COMPANY") HELD AT ____________________________ ON
____________________________

Resolved:-

1. that the company accept the increased offer of banking facilities from Nedbank Limited ("Nedbank") on the terms and conditions set out in its letter to the company dated _______________;

2.    that _______________________________________ in his capacity as
      _______________________________________ be and he is authorised to sign the aforesaid letter and return it to Nedbank / that the actions of _______________________________________ in signing the aforesaid letter be and they are hereby ratified.*

*Delete whichever is inapplicable.

                                                   Certified a true copy

                                                   _____________________________
                                                   COMPANY SECRETARY/DIRECTOR

EXTRACT FROM THE MINUTES OF A MEETING OF THE DIRECTORS OF NET 1 SOLUTIONS, (PROPRIETARY) LIMITED ("THE COMPANY") HELD AT ____________________________ ON
____________________________

Resolved:-

1. that the company accept the increased offer of banking facilities from Nedbank Limited ("Nedbank") on the terms and conditions set out in its letter to the company dated _______________;

2.    that _______________________________________ in his capacity as
      _______________________________________ be and he is authorised to sign the aforesaid letter and return it to Nedbank / that the actions of _______________________________________ in signing the aforesaid letter be and they are hereby ratified.*

*Delete whichever is inapplicable.

                                                   Certified a true copy

                                                   _____________________________
                                                   COMPANY SECRETARY/DIRECTOR

EXTRACT FROM THE MINUTES OF A MEETING OF THE DIRECTORS OF NET 1 SOLUTIONS, (PROPRIETARY) LIMITED ("THE COMPANY") HELD AT ____________________________ ON
____________________________

Resolved:-

1. that the company accept the increased offer of banking facilities from Nedbank Limited ("Nedbank") on the terms and conditions set out in its letter to the company dated _______________;

2.    that _______________________________________ in his capacity as
      _______________________________________ be and he is authorised to sign the aforesaid letter and return it to Nedbank / that the actions of _______________________________________ in signing the aforesaid letter be and they are hereby ratified.*

*Delete whichever is inapplicable.

                                                     Certified a true copy

                                                     ___________________________
                                                     COMPANY SECRETARY/DIRECTOR

EXTRACT FROM THE MINUTES OF A MEETING OF THE DIRECTORS OF NET 1 SOLUTIONS, (PROPRIETARY) LIMITED ("THE COMPANY") HELD AT ____________________________ ON
____________________________

Resolved:-

1. that the company accept the increased offer of banking facilities from Nedbank Limited ("Nedbank") on the terms and conditions set out in its letter to the company dated _______________;

2.    that _______________________________________ in his capacity as
      _______________________________________ be and he is authorised to sign the aforesaid letter and return it to Nedbank / that the actions of _______________________________________ in signing the aforesaid letter be and they are hereby ratified.*

*Delete whichever is inapplicable.

                                                Certified a true copy

                                                ________________________________
                                                COMPANY SECRETARY/DIRECTOR

EXTRACT FROM THE MINUTES OF A MEETING OF THE DIRECTORS OF NET 1 SOLUTIONS, (PROPRIETARY) LIMITED ("THE COMPANY") HELD AT ____________________________ ON
____________________________

Resolved:-

1. that the company accept the increased offer of banking facilities from Nedbank Limited ("Nedbank") on the terms and conditions set out in its letter to the company dated _______________;

2.    that _______________________________________ in his capacity as
      _______________________________________ be and he is authorised to sign the aforesaid letter and return it to Nedbank / that the actions of _______________________________________ in signing the aforesaid letter be and they are hereby ratified.*

*Delete whichever is inapplicable.

                                                Certified a true copy

                                                ________________________________
                                                COMPANY SECRETARY/DIRECTOR

EXTRACT FROM THE MINUTES OF A MEETING OF THE DIRECTORS OF NET 1 SOLUTIONS, (PROPRIETARY) LIMITED ("THE COMPANY") HELD AT ____________________________ ON
____________________________

Resolved:-

1. that the company accept the increased offer of banking facilities from Nedbank Limited ("Nedbank") on the terms and conditions set out in its letter to the company dated _______________;

2.    that _______________________________________ in his capacity as
      _______________________________________ be and he is authorised to sign the aforesaid letter and return it to Nedbank / that the actions of _______________________________________ in signing the aforesaid letter be and they are hereby ratified.*

*Delete whichever is inapplicable.

                                                Certified a true copy

                                                ________________________________
                                                COMPANY SECRETARY/DIRECTOR

EXTRACT FROM THE MINUTES OF A MEETING OF THE DIRECTORS OF NET 1 SOLUTIONS, (PROPRIETARY) LIMITED ("THE COMPANY") HELD AT ____________________________ ON
____________________________

Resolved:-

1. that the company accept the increased offer of banking facilities from Nedbank Limited ("Nedbank") on the terms and conditions set out in its letter to the company dated _______________;

2.    that _______________________________________ in his capacity as
      _______________________________________ be and he is authorised to sign the aforesaid letter and return it to Nedbank / that the actions of _______________________________________ in signing the aforesaid letter be and they are hereby ratified.*

*Delete whichever is inapplicable.

                                                Certified a true copy

                                                ________________________________
                                                COMPANY SECRETARY/DIRECTOR